UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 12, 2023
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Matador Resources Company (“Matador”) on April 13, 2022 (the “Initial 8-K”) with the United States Securities and Exchange Commission (the “SEC”), on April 12, 2023, MRC Hat Mesa, LLC (“Purchaser”), a wholly-owned subsidiary of Matador, consummated the previously disclosed acquisition (the “Acquisition”) contemplated by that certain Securities Purchase Agreement, dated as of January 24, 2023, among Purchaser, MRC Energy Company (“MRC Energy”) (solely for the purposes of guaranteeing the obligations of Purchaser thereunder), AEP EnCap HoldCo, LLC (“AEP EnCap”), Ameradvance Management LLC (“ManagementCo” and, together with AEP EnCap, each a “Seller” and collectively, the “Sellers”) and Advance Energy Partners Holdings, LLC ( “Advance”), pursuant to which, among other things, Sellers agreed to sell to Purchaser, and Purchaser agreed to purchase from Sellers, all of the issued and outstanding membership interests of Advance, for an aggregate purchase price consisting of (i) an amount in cash equal to $1,600,000,000 (subject to certain customary adjustments, including for working capital and for title defects and environmental defects) and (ii) for each calendar month during calendar year 2023 in which the average of the daily settlement price for the West Texas Intermediate (WTI) light sweet crude oil prompt month futures contract for such calendar month exceeds $85.00, a payment equal to $7,500,000.

The Company is filing this amendment to the Initial 8-K for the purpose of filing (i) the audited consolidated financial statements of Advance as of and for the year ended December 31, 2022 and (ii) the unaudited pro forma condensed combined financial information of Matador as of and for the year ended December 31, 2022, after giving effect to the Acquisition. This amendment should be read in conjunction with the Initial 8-K and Matador’s other filings with the SEC. Except as provided herein, the disclosures made in the Initial 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated balance sheet and related consolidated statement of changes in members’ capital of Advance as of December 31, 2022, the consolidated statement of operations and consolidated statement of cash flows of Advance for the year ended December 31, 2022 and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Matador as of December 31, 2022, the unaudited pro forma condensed combined statements of operations of Matador for the year ended December 31, 2022 and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated herein by reference. These unaudited pro forma condensed combined financial statements give effect to the Advance Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Cawley, Gillespie & Associates, Inc. (reserves for Advance Energy Partners Holdings, LLC).
99.1
Audited consolidated balance sheet and related consolidated statement of changes in members’ capital of Advance Energy Partners Holdings, LLC as of December 31, 2022, the consolidated statement of operations and consolidated statement of cash flows of Advance Energy Partners Holdings, LLC for the year ended December 31, 2022 and the notes related thereto, together with the report thereon of PricewaterhouseCoopers LLP.

99.2
Unaudited pro forma condensed combined balance sheet of Matador Resources Company as of December 31, 2022, unaudited pro forma condensed combined statements of operations of Matador Resources Company for the year ended December 31, 2022, and the notes related thereto.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: May 4, 2023	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President